Exhibit 10.1

SELLAS LIFE SCIENCES GROUP, INC.

AMENDMENT TO THE

COMMON STOCK PURCHASE WARRANT

This Amendment to the Common Stock Purchase Warrant (this “Amendment”), dated as of February 28, 2023, is being entered into by and among SELLAS Life Sciences Group, Inc., a Delaware corporation (the “Company”), and the Holder identified on the signature pages hereto (the “Holder”).

WHEREAS, the Holder is the record and beneficial owner of certain warrants issued on April 5, 2022 pursuant to the Registration Statement (as defined below) (the “April 2022 Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”);

WHEREAS, pursuant to Section 5(l) of the April 2022 Warrants, the provisions of the April 2022 Warrants may be modified, amended or waived, and the Company may take any action therein prohibited, or omit to perform any act therein required to be performed by it, only if the Company has obtained the written consent of the Holder; and

WHEREAS, the Company and the Holder have agreed to amend the April 2022 Warrants in the manner provided in this Amendment (the April 2022 Warrants, as so amended, the “Warrants”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein below and other good and valuable consideration, the receipt and legal sufficiency of which are hereby mutually acknowledged, the Holder and the Company hereby agree as follows:

1. Voluntary Adjustment. Pursuant to Section 3(f) of the April 2022 Warrants, the exercise price of the April 2022 Warrants shall be adjusted, effective as of the close of business on February 28, 2023, from $5.40 to $3.62.

2. Amendment. Section 2(b) of the April 2022 Warrants is hereby amended and shall be replaced in its entirety with the following language:

“b)    Exercise Price.  The exercise price per share of Common Stock under this Warrant shall be $3.62, subject to adjustment hereunder (the “Exercise Price).”

3. No Other Amendment. Except for the matters set forth in this Amendment, all other terms of the Warrants shall remain unchanged and in full force and effect.

4. Registration Statement. The Company acknowledges that the Company’s Registration Statement (Registration No. 333-255318) (the “Registration Statement”) and the related prospectus covering the Warrant Shares (as defined in the Warrants) remains effective and available for use for the Warrant Shares following this Amendment.

5. Holding Period. The Company acknowledges that the holding period of the Warrant Shares in a “cashless exercise” under the Warrants may be tacked onto the holding period of the April 2022 Warrants (which holding period commenced on the original issuance date of the April 2022 Warrants) and the Company agrees not to take a position contrary thereto.

6. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Amendment shall be governed by, the laws of the State of New York, except for its conflicts of law provisions.

7. Counterparts. This Amendment may be executed in the original or by facsimile in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument.

8. Miscellaneous.

8.1 This Amendment is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.2 The decision of the Holder to enter into this Amendment has been made by such Holder independently of any other Holder.

8.3 The Company shall file the form of this Amendment with the Securities and Exchange Commission prior to 9:30 a.m. New York time on the succeeding business day immediately following the date hereof.

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representatives.

SELLAS LIFE SCIENCES GROUP, INC.

By:
Name:	Angelos Stergiou, M.D., Sc.D. h.c.
Title:	President and CEO

[HOLDER]

By:
Name:
Title: